SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 30, 2002

Real Estate Associates Limited VII

(Exact Name of Registrant as Specified in Charter)

California	0-13810	95-3290316

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9090 Wilshire Blvd., Suite 201, Beverly Hills, California	90211

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 278-2191

N/A

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Mr. Bruce E. Nelson resigned as President and director of National Partnership Investments Corp. (“NAPICO”), the Registrant’s managing general partner, effective as of April 30, 2002. Mr. Peter Kompaniez has been a director of NAPICO since March 11, 2002 and was appointed as President of NAPICO effective as of May 1, 2002.

     The information contained in the press release, dated April 24, 2002, issued in connection with the appointment of Mr. Peter Kompaniez is included as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 5.

1

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)	Exhibit

Exhibit No.	Description

99.1	Press Release issued April 24, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Real Estate Associates Limited VII

	By:	NATIONAL PARTNERSHIP INVESTMENTS CORP., General Partner

Date: May 7, 2002		By:	/s/ JEFFREY H. SUSSMAN

		Name:	Jeffrey H. Sussman
		Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued April 24, 2002.